SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (date of earliest event reported) April 23, 2003


                     MEDICAL STAFFING NETWORK HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                     1-31299                 06-0865171
           --------                     -------                 ----------
(State or other jurisdiction          (Commission             (IRS Employer
       of incorporation)              File Number)          Identification No.)

                901 Yamato Road, Suite 110, Boca Raton, FL 33431
                ------------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code: 561-322-1301
                                                            ------------

Item 7(c). Exhibits

99.1      Press Release dated April 23, 2003.

Item 9. Regulation FD Disclosure

     The registrant is attaching a copy of a press release dated April 23, 2003 as Exhibit 99.1.

Limitation on Incorporation by Reference

     In accordance with general instruction B.2 of Form 8-K, the information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 23, 2003                   MEDICAL STAFFING NETWORK HOLDINGS, INC.

                                        By: /s/ Kevin S. Little
                                            ------------------------------
                                            Kevin S. Little
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press release dated April 23, 2003